                                 Exhibit 99.1

Series 1997-2 Monthly Certificateholders' Statement for the month of September 2001

                                                                 Series 1997 - 2


                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                Series 1997 - 2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


    Date of the Certificate                             October 10, 2001
    Monthly Period ending:                            September 30, 2001
    Determination Date                                  October 10, 2001
    Distribution Date                                   October 15, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                                General
====================================================================================================================================
  201   Amortization Period                                                                              No                    201
  202   Early Amortization Period                                                                        No                    202
  203   Class A Investor Amount paid in full                                                             No                    203
  204   Class B Investor Amount paid in full                                                             No                    204
  205   Collateral Indebtedness Amount paid in full                                                      No                    205
  206   Saks Incorporated is the Servicer                                                                Yes                   206

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Investor Amount
====================================================================================================================================
                                                                                                          as of the end of
                                                                  as of the end of the                      the relevant
                                                                  prior Monthly Period                     Monthly Period
                                                                  --------------------                   -----------------
  207   Series 1997-2 Investor Amount                                 $ 235,300,000          207(a)        $ 235,300,000    207(b)
  208     Class A Investor Amount                                     $ 180,000,000          208(a)        $ 180,000,000    208(b)
  209     Class B Investor Amount                                     $  20,000,000          209(a)        $  20,000,000    209(b)
  210     Collateral Indebtedness Amount                              $  21,000,000          210(a)        $  21,000,000    210(b)
  211     Class D Investor Amount                                     $  14,300,000          211(a)        $  14,300,000    211(b)

  212   Series 1997-2 Adjusted Investor Amount                        $ 235,300,000          212(a)        $ 235,300,000    212(b)
  213     Class A Adjusted Investor Amount                            $ 180,000,000          213(a)        $ 180,000,000    213(b)
  214       Principal Account Balance                                 $           -          214(a)        $           -    214(b)
  215     Class B Adjusted Investor Amount                            $  20,000,000          215(a)        $  20,000,000    215(b)

  216     Class A Certificate Rate                                                                               6.50000%     216
  217     Class B Certificate Rate                                                                               6.69000%     217
  218     Collateral Indebtedness Interest Rate                                                                  4.08750%     218
  219     Class D Certificate Rate                                                                               4.36250%     219
  220   Weighted average interest rate for Series 1997-2                                                         6.17094%     220

                                                                                                          as of the end of
                                                                      for the relevant                      the relevant
                                                                       Monthly Period                      Monthly Period
                                                                      ----------------                    ----------------

  221   Series 1997-2 Investor Percentage with respect to Finance
        Charge Receivables                                                 20.92%          221(a)                20.36%     221(b)
  222     Class A                                                          16.01%          222(a)                15.58%     222(b)
  223     Class B                                                           1.78%          223(a)                 1.73%     223(b)
  224     Collateral Indebtedness Amount                                    1.87%          224(a)                 1.82%     224(b)
  225     Class D                                                           1.27%          225(a)                 1.24%     225(b)

  226   Series 1997-2 Investor Percentage with respect to                  20.92%          226(a)                20.36%     226(b)
        Principal Receivables
  227     Class A                                                          16.01%          227(a)                15.58%     227(b)
  228     Class B                                                           1.78%          228(a)                 1.73%     228(b)
  229     Collateral Indebtedness Amount                                    1.87%          229(a)                 1.82%     229(b)
  230     Class D                                                           1.27%          230(a)                 1.24%     230(b)

  231   Series 1997-2 Investor Percentage with respect to                  20.92%          231(a)                20.36%     231(b)
        Allocable Amounts
  232     Class A                                                          16.01%          232(a)                15.58%     232(b)
  233     Class B                                                           1.78%          233(a)                 1.73%     233(b)
  234     Collateral Indebtedness Amount                                    1.87%          234(a)                 1.82%     234(b)
  235     Class D                                                           1.27%          235(a)                 1.24%     235(b)

                                                                                                        Series 1997-2
---------------------------------------------------------------------------------------------------------------------
                                        Series 1997-2 Investor Distributions
=====================================================================================================================
  236   The sum of the daily allocations of collections of Principal Receivables
        for the relevant Monthly Period                                               $         -               236
  237   Class A distribution of collections of Principal Receivables per
        $1,000 of original principal amount                                           $         -               237
  238   Class B distribution of collections of Principal Receivables per
        $1,000 of original principal amount                                           $         -               238
  239   Collateral Indebtedness Amount distribution of collections of
        Principal Receivables per $1,000 of original principal amount                 $         -               239
  240   Class D distribution of collections of Principal Receivables per
        $1,000 of original principal amount                                           $         -               240
  241   Class A distribution attributable to interest per $1,000 of original
        principal amount                                                              $      5.42               241
  242   Class B distribution attributable to interest per $1,000 of original
        principal amount                                                              $      5.58               242
  243   Collateral Indebtedness Amount distribution attributable to interest
        per $1,000 of original principal amount                                       $      3.18               243
  244   Class D distribution attributable to interest per $1,000 of original
        principal amount                                                              $         -               244
  245   Monthly Servicing Fee for the next succeeding Distribution Date per
        $1,000 of original principal amount                                           $      1.67               245

---------------------------------------------------------------------------------------------------------------------
                                       Collections Allocated to Series 1997-2
=====================================================================================================================

  246   Series allocation of collections of Principal Receivables                     $39,702,435               246
  247   Class A                                                                       $30,371,604               247
  248   Class B                                                                       $ 3,374,623               248
  249   Collateral Indebtedness Amount                                                $ 3,543,354               249
  250   Class D                                                                       $ 2,412,855               250
  251   Series allocation of collections of Finance Charge Receivables                $ 4,377,570               251
  252   Class A                                                                       $ 3,348,758               252
  253   Class B                                                                       $   372,084               253
  254   Collateral Indebtedness Amount                                                $   390,688               254
  255   Class D                                                                       $   266,040               255

        Available Funds
        ---------------
  256   Class A Available Funds                                                       $ 3,348,758               256
  257   The amount to be withdrawn from the Reserve Account to be included
        in Class A Available funds                                                    $         -               257
  258   Principal Investment Proceeds to be included in Class A Available
        Funds                                                                         $         -               258
  259   The amount of investment earnings on amounts held in the Reserve
        Account to be included in Class A Available funds                             $         -               259
  260   Class B Available Funds                                                       $   372,084               260
  261   The amount to be withdrawn from the Reserve Account to be included
        in Class B Available funds                                                    $         -               261
  262   Principal Investment Proceeds to be included in Class B Available
        Funds                                                                         $         -               262
  263   The amount of investment earnings on amounts held in the Reserve
        Account to be included in Class B Available funds                             $         -               263
  264   Collateral Available Funds                                                    $   390,688               264
  265   Class D Available Funds                                                       $   266,040               265

---------------------------------------------------------------------------------------------------------------------
                                             Application of Collections
=====================================================================================================================

        Class A
        -------
  266   Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due
        but not paid on a prior Distribution date                                     $   975,000               266

                                                                                                    Series 1997-2

267   If Saks Incorporated is no longer the Servicer, an amount equal to
      Class A Servicing fee for the related Distribution Date                           $        -            267
268   Class A Allocable Amount                                                          $  833,686            268
269   An amount to be included in the Excess Spread                                     $1,540,071            269

      Class B
      -------
270   Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due
      but not paid on a prior Distribution date                                         $  111,500            270
271   If Saks Incorporated is no longer the Servicer, an amount equal to
      Class B Servicing fee for the related Distribution Date                           $        -            271
272   An amount to be included in the Excess Spread                                     $  260,584            272

      Collateral
      ----------
273   If Saks Incorporated is no longer the Servicer, an amount equal to
      Collateral Servicing fee for the related Distribution Date                        $        -            273
274   An amount to be included in the Excess Spread                                     $  390,688            274

      Class D
      -------
275   If Saks Incorporated is no longer the Servicer, an amount equal to
      Class D Servicing fee for the related Distribution Date                           $        -            275
276   An amount to be included in the Excess Spread                                     $  266,040            276

277   Available Excess Spread                                                           $2,457,384            277
278   Available Shared Excess Finance Charge Collections                                $        -            278
279   Total Cash Flow available for 1997-2 waterfall                                    $2,457,384            279

280   Class A Required Amount is to be used to fund any deficiency in line266,
      line267 and line268                                                               $        -            280
281   The aggregate amount of Class A Investor Charge Offs which have not been
      previously reimbursed                                                             $        -            281
282   Class B Required Amount to the extent attributable to line270, and
      line271                                                                           $        -            282
283   Class B Allocable Amount                                                          $   92,632            283
284   Any remaining portion of the Class B Required Amount                              $        -            284
285   An amount equal to any unreimbursed reductions of the Class B Investor
      Amount, if any, due to: (i) Class B Investor Charge Offs; (ii)
      Reallocated Principal Collections; (iii) reallocations of the Class B
      Investor Amount to the Class A Investor Amount                                    $        -            285
286   Collateral Monthly Interest for the related Distribution Date plus
      Collateral Monthly Interest previously  due but not paid to the
      Collateral Indebtedness Holder plus Collateral Additional Interest                $   66,763            286
287   Class A Servicing Fee plus Class B Servicing Fee plus Collateral
      Servicing Fee due for the relevant Monthly Period and not paid above              $  368,333            287
288   Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
      Fee due but not distributed to the Servicer for prior Monthly Periods             $        -            288

289   Collateral Allocable Amount                                                       $   97,263            289
290   Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal
      Collections; (iii) reallocations of the CIA to the Class A or Class B
      Investor Amount                                                                   $        -            290
291   The excess, if any, of the Required Cash Collateral Amount over the
      Available Collateral Amount                                                       $        -            291
292   An amount equal to Class D Monthly Interest due but not paid to the
      Class D Certificateholders plus Class D Additional Interest                       $   48,521            292
293   Class D Servicing Fee due for the relevant Monthly Period and not paid
      above                                                                             $   23,833            293
294   Class D Servicing Fee due but not distributed to the Servicer for prior
      Monthly Periods                                                                   $        -            294
295   Class D Allocable Amount                                                          $   66,232            295
296   Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated Principal
      Collections; (iii) reallocations of the Class D Investor Amount to the
      Class A or Class B Investor Amount  or CIA                                        $        -            296
297   Aggregate amount of any other amounts due to the Collateral Indebtedness
      Holder pursuant to the Loan Agreement                                             $        -            297
298   Excess, if any, of the Required Reserve Account Amount over the amount
      on deposit in the Reserve Account                                                 $        -            298
299   Shared Excess Finance Charge Collections                                          $1,693,807            299

                                                                                                                     Series 1997-2
----------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
==================================================================================================================================
  300   Class A Monthly Principal (the least of line#301, line#302 and line#208)                          $          -     300
  301   Available Principal Collections held in the Collection Account                                    $ 39,702,435     301
  302   Class A Accumulation Amount                                                                       $          -     302

  303   Class B Monthly Principal (the least of line#304, line#305 and line#209)
        (distributable only after payout of Class A)                                                      $          -     303
  304   Available Principal Collections held in the Collection Account less
        portion of such Collections applied to Class A Monthly Principal                                  $ 39,702,435     304
  305   Class B Accumulation Amount                                                                       $          -     305

  306   Collateral Monthly Principal (prior to payout of Class B) (the least of
        line#307 and line#308)                                                                            $          -     306
  307   Available Principal Collections held in the Collection Account less
        portion of such Collections applied to Class A and Class B Monthly Principal                      $ 39,702,435     307
  308   Enhancement Surplus                                                                               $          -     308

  309   Class D Monthly Principal                                                                         $          -     309
  310   Available Principal Collections held in the Collection Account less portion
        of such Collections applied to Class A, Class B or collateral Monthly Principal                   $ 39,702,435     310

----------------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
==================================================================================================================================

  311   Available Enhancement Amount                                                                      $ 35,300,000     311
  312   Amount on Deposit in the Cash Collateral Account                                                  $          -     312

----------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
==================================================================================================================================

  313   Reallocated Principal Collections                                                                 $          -     313
  314   Class D Principal Collections (to the extent needed to fund Required Amounts)                     $          -     314
  315   Collateral Principal Collections (to the extent needed to fund Required Amounts)                  $          -     315
  316   Class B Principal Collections (to the extent needed to fund Required Amounts)                     $          -     316

----------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
==================================================================================================================================
                                                                             %                               Amount
                                                                         ----------                       ------------
  317   Series 1997-2 Default Amount                                       20.92%          317(a)         $  1,089,813     317(b)
  318   Class A Investor Default Amount                                    16.01%          318(a)         $    833,686     318(b)
  319   Class B Investor Default Amount                                     1.78%          319(a)         $     92,632     319(b)
  320   Collateral Default Amount                                           1.87%          320(a)         $     97,263     320(b)
  321   Class D Investor Default Amount                                     1.27%          321(a)         $     66,232     321(b)

  322   Series 1997-2 Adjustment Amount                                                                   $          -     322
  323   Class A Adjustment Amount                                                                         $          -     323
  324   Class B Adjustment Amount                                                                         $          -     324
  325   Collateral Adjustment Amount                                                                      $          -     325
  326   Class D Adjustment Amount                                                                         $          -     326

  327   Series 1997-2 Allocable Amount                                                                    $  1,089,813     327
  328   Class A Allocable Amount                                                                          $    833,686     328
  329   Class B Allocable Amount                                                                          $     92,632     329
  330   Collateral Allocable Amount                                                                       $     97,263     330
  331   Class D Allocable Amount                                                                          $     66,232     331

----------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
==================================================================================================================================

  332   Class A Required Amount                                                                           $          -     332
  333   Class A Monthly Interest for current Distribution Date                                            $    975,000     333
  334   Class A Monthly Interest previously due but not paid                                              $          -     334
  335   Class A Additional Interest for prior Monthly Period or previously due but not paid               $          -     335
  336   Class A Allocable Amount for current Distribution Date                                            $          -     336
  337   Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                            $          -     337

                                                                                                                         Page 4 0f 5

                                                                                                                       Series 1997-2

  338  Class B Required Amount                                                                                $         -     338
  339  Class B Monthly Interest for current Distribution Date                                                 $   111,500     339
  340  Class B Monthly Interest previously due but not paid                                                   $         -     340
  341  Class B Additional Interest for prior Monthly Period or previously due but not paid                    $         -     341
  342  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                                 $         -     342
  343  Excess of Class B Allocable Amount over funds available to make payments                               $         -     343

  344  Collateral Required Amount                                                                             $         -     344
  345  Collateral Monthly Interest for current Distribution Date                                              $    66,763     345
  346  Collateral Monthly Interest previously due but not paid                                                $         -     346
  347  Collateral Additional Interest for prior Monthly Period or previously due but not paid                 $         -     347
  348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $         -     348
  349  Excess of Collateral Allocable Amount over funds available to make payments                            $         -     349

------------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
====================================================================================================================================

       Class A
       -------
  350  Class A Investor Amount reduction                                                                      $         -     350
  351  Class A Investor Charge Off                                                                            $         -     351
  352  Reductions of the Class A Investor Amount                                                              $         -     352
       Class B
       -------
  353  Class B Investor Amount reduction                                                                      $         -     353
  354  Class B Investor Charge Off                                                                            $         -     354
  355  Reductions of the Class B Investor Amount                                                              $         -     355
  356  Reallocated Principal Collections applied to Class A                                                   $         -     356
       Collateral
       ----------
  357  Collateral Indebtedness Amount reduction                                                               $         -     357
  358  Collateral Indebtedness Amount Charge Off                                                              $         -     358
  359  Reductions of the Collateral Indebtedness Amount                                                       $         -     359
  360  Reallocated Principal Collections applied to Class B                                                   $         -     360
       Class D
       -------
  361  Class D Investor Amount reduction                                                                      $         -     361
  362  Class D Investor Charge Off                                                                            $         -     362
  363  Reductions of the Class D Investor Amount                                                              $         -     363
  364  Reallocated Principal Collections applied to Collateral Indebtedness Amount                            $         -     364

------------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
====================================================================================================================================

  365  Series 1997-2 Servicing Fee                                                                            $   392,167     365
  366  Class A Servicing Fee                                                                                  $   300,000     366
  367  Class B Servicing Fee                                                                                  $    33,333     367
  368  Collateral Servicing Fee                                                                               $    35,000     368
  369  Class D Servicing Fee                                                                                  $    23,833     369

------------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
====================================================================================================================================

  370  Required Reserve Account Amount (if applicable)                                                            N/A         370
  371  Reserve Account Reinvestment Rate (if applicable)                                                          N/A         371
  372  Reserve Account balance                                                                                $         -     372

  373  Accumulation Period Length                                                                               2 months      373

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of October, 2001.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
          ---------------------------------

       Name:  Scott A. Honnold
       Title: Vice President and Treasurer

                                                                     Page 5 of 5